Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Commitments and contingencies [Abstract]
Commitments and contingencies
29.	Commitments and contingencies

(a)	Operating lease commitments

The Group leases facilities in the PRC under non-cancellable operating leases expiring on different dates. Payments under operating leases are expensed on a straight-line basis over the periods of the respective leases.

Total office rental expenses under all operating leases were RMB53,674, RMB76,753 and RMB62,211 for the years ended December 31, 2015, 2016 and 2017, respectively.

As of December 31, 2017, future minimum payments under non-cancellable operating leases consist of the following:

Office rental
RMB

2018	34,002
2019	10,030
2020	7,344
2021 and after	404
51,780

(b)	Capital commitments

As of December 31, 2017, the Group had outstanding capital commitments totaling RMB111,966, which consisted of capital expenditures related to properties.

(c)	Litigation

In October 2014, Guangzhou NetEase Computer System Co., Ltd. (“Guangzhou NetEase”) brought a copyright infringement claim against the Group in the Intermediate People’s Court of Guangzhou, alleging that the Group’s live game broadcasting program has infringed the copyright of one of their online games called Fantasy Westward Journey. The claimant is seeking RMB100 million for their potential damages, requesting YY to cease the copyright infringement practices and apologize publicly.

In November 2017, the local court passed a judgment requesting the Company to compensate such game publisher for its loss amounting to RMB20 million, as a result of the alleged copyright infringement. This judgment is not final and has not taken effect as the Company appealed the case to the appellate court. Based on its estimate as of December 31, 2017, the Company recorded an estimated loss contingency of RMB20 million in its financial statements.